                                                                   EXHIBIT 10.19



                                     FORM OF

                           LOAN AND SECURITY AGREEMENT

                                     BETWEEN

                              HEADHUNTER.NET, INC.

                                       AND

                   ___________________________________________

                    DATED AS OF ______________________, 1999

                                TABLE OF CONTENTS

1.       THE NOTE 1
2.       PLEDGE AND SECURITY AGREEMENT .................................................................1
         2.1.     Grant of Security Interest ...........................................................1
         2.2.     Security for Obligations .............................................................2
         2.3.     Delivery of Collateral ...............................................................2
3.       REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE EMPLOYEE .....................................2
         3.1.     Execution of Agreement; Absence of Violation .........................................2
         3.2.     Binding Obligation ...................................................................2
         3.3.     Collateral ...........................................................................2
         3.4.     Further Assurances ...................................................................3
         3.5.     Voting Rights, Dividends, Etc.........................................................3
         3.6.     Transfers and Other Liens ............................................................3
         3.7.     HeadHunter Appointed Attorney-in-Fact ................................................3
4.       HeadHunter AS COLLATERAL AGENT ................................................................4
5.       EVENTS OF DEFAULT, REMEDIES AND INDEMNITIES ...................................................4
         5.1.     Events of Default.....................................................................4
         5.2.     Remedies .............................................................................4
         5.3.     Indemnity and Expenses of HeadHunter .................................................5
6.       GENERAL  5
         6.1.     Continuing Security Interest .........................................................5
         6.2.     Termination ..........................................................................5
         6.3.     Expenses .............................................................................6
         6.4.     Entire Agreement .....................................................................6
         6.5.     Amendments ...........................................................................6
         6.6.     Waivers ..............................................................................6
         6.7.     Assignment ...........................................................................6
         6.8.     Notices ..............................................................................6
         6.9.     Governing Law; Disputes ..............................................................7
         6.10.    Counterparts; Facsimiles .............................................................7
         6.11.    Captions; Articles and Sections ......................................................7
         6.12.    Severability .........................................................................7



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                           LOAN AND SECURITY AGREEMENT

THIS LOAN AND SECURITY AGREEMENT is entered into as of _______, 1999, between HeadHunter.NET, Inc., a Georgia corporation ("HEADHUNTER"), and _______, an employee of HeadHunter (the "EMPLOYEE").

                  PRELIMINARY STATEMENTS:

                  (1) Simultaneously herewith, the Employee is purchasing from HeadHunter _______ shares of ___________ stock of HeadHunter (the "SHARES") for an aggregate purchase price of _______ Dollars ($________) the "PURCHASE PRICE"). The Employee is paying _______ Dollars ($_______) of such purchase price in cash. The remainder of the purchase price shall be payable by the Employee pursuant to the terms of a promissory note being issued by the Employee to HeadHunter dated as of the date hereof (the "Note").

                  (2) It is a condition precedent to HeadHunter's accepting the
Note in connection with its sale of the Shares to the Employee that the Employee shall have granted the security interest and made the pledge and assignment contemplated by this Agreement.

                  NOW, THEREFORE, in consideration of the premises and in order to induce HeadHunter to accept the Note, the parties hereto hereby agree as follows:

1.       THE NOTE

         The Employee is issuing to HeadHunter the Note in the form of Exhibit A hereto to evidence its promise to pay _______ Dollars ($_________) as provided in the Note.

2.       PLEDGE AND SECURITY AGREEMENT

2.1.     GRANT OF SECURITY INTEREST

                  The Employee hereby assigns and pledges to HeadHunter, and hereby grants to HeadHunter a security interest in, the following (collectively, the "Collateral"):

                  (a) all of the Shares; and

                  (b) all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Shares, and all proceeds (including cash proceeds) of any and all of the Collateral (including, to the extent not otherwise included, all payments under insurance (whether or not HeadHunter is the loss payee thereof), or any


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


         indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the Collateral).

2.2.     SECURITY FOR OBLIGATIONS

                  This Agreement secures the payment of all obligations of the Employee now or hereafter existing under this Agreement and/or the Note, whether for principal, fees, expenses or otherwise (all such obligations being the "SECURED OBLIGATIONS"). Without limiting the generality of the foregoing, this Agreement secures the payment of all amounts that constitute part of the Secured Obligations and would be owed by the Employee to HeadHunter under this Agreement or the Note but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy or similar proceeding involving the Employee.

2.3.     DELIVERY OF COLLATERAL

                  The Employee shall deliver all certificates or instruments representing or evidencing Collateral to HeadHunter to be held by HeadHunter pursuant hereto. Such certificates or instruments shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance reasonably satisfactory to HeadHunter. HeadHunter shall have the right, in its discretion upon the occurrence of an Event of Default, to transfer to or to register in its name any or all of the Collateral, subject to the provisions of this Agreement.

3.       REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE EMPLOYEE

                  The Employee hereby represents, warrants, and covenants to HeadHunter as follows:

3.1.     EXECUTION OF AGREEMENT; ABSENCE OF VIOLATION

                  The Employee has duly executed and delivered this Agreement. The Employee's execution, delivery and performance of this Agreement and the Note, the fulfillment of and compliance with the respective terms and provisions hereof and thereof, and the consummation by the Employee of the transactions contemplated hereby and thereby do not and will not: (a) conflict with, or violate any term or provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination, or award (collectively, "Law") having applicability to the Employee or any of his assets; (b) conflict with, or result in any material breach of, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, any material agreement to which the Employee is a party or by which the Employee or any of his assets are bound; or (c) result in or require the creation or imposition of or result in the acceleration of any indebtedness, or of any conditional sale agreement, default of title, encroachment, encumbrance, hypothecation, infringement, lien, pledge, reservation, restriction, security




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interest, title retention or other security arrangement, or any adverse right or interest, charge, or claim of any nature whatsoever of, on, or with respect to any property or property interest (collectively, "LIEN") of any nature upon, or with respect to, the Employee or any of his assets.

3.2.     BINDING OBLIGATION

                  Each of this Agreement and the Note constitute a valid and binding obligation of the Employee, as applicable, enforceable against the Employee in accordance with its terms.

3.3.     COLLATERAL

                  The Employee is the legal and beneficial owner of the Shares that he is assigning and pledging to HeadHunter pursuant to this Agreement, free and clear of any Lien, except for the security interest created by this Agreement. No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office, except such as may have been filed in favor of HeadHunter relating to this Agreement. This Agreement and the pledge of the Collateral pursuant hereto create a valid and perfected first priority security interest in the Collateral, securing the payment of the Secured Obligations, and any filings and other actions necessary or desirable to perfect and protect such security interest have been duly taken.

3.4.     FURTHER ASSURANCES

                  The Employee agrees that, from time to time, he will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that HeadHunter may reasonably request, in order to perfect and protect any pledge, assignment or security interest granted or purported to be granted hereby or to enable HeadHunter to exercise and enforce its rights and remedies hereunder with respect to any Collateral.

3.5.     VOTING RIGHTS, DIVIDENDS, ETC.

                  (a) So long as no Event of Default (as defined in Section 5.1) shall have occurred and be continuing, the Employee shall be entitled to exercise any and all voting and other consensual rights pertaining to the Collateral or any part thereof that he has pledged pursuant to this Agreement for any purpose not inconsistent with the terms of this Agreement.

                  (b) Any and all dividends and other distributions (whether paid or payable in cash or otherwise) in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Collateral, shall be promptly delivered to HeadHunter (together with the certificates representing such shares) to hold as Collateral and shall, if received by the Employee, be received in trust for



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the benefit of HeadHunter, be segregated from the other property or funds of the
Employee and be forthwith delivered to HeadHunter as Collateral in the same form as so received (with any necessary endorsement); and

                  (c) Upon notice to the Employee by HeadHunter following the occurrence and during the continuance of an Event of Default, all rights of the Employee to exercise or refrain from exercising the voting and other consensual rights that it would otherwise be entitled to exercise pursuant hereto shall cease, and all such rights shall thereupon become vested in HeadHunter, which shall thereupon have the sole night to exercise or refrain from exercising such voting and other consensual rights.

3.6.     TRANSFERS AND OTHER LIENS

                  The Employee shall not (1) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Collateral, or (ii) create or suffer to exist any Lien upon or with respect to any of the Collateral except for the pledge, assignment and security interest created by this Agreement.

3.7.     HEADHUNTER APPOINTED ATTORNEY-IN-FACT

                  The Employee hereby irrevocably appoints HeadHunter as the Employee's attorney-in-fact, with full authority in the place and stead of the Employee and in the name of the Employee or otherwise, from time to time in HeadHunter's reasonable discretion to take any action and to execute any instrument that HeadHunter may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, to file any claims or take any action or institute any proceedings that HeadHunter may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce compliance with the terms and conditions of any rights of HeadHunter with respect to any of the Collateral.

4.       HEADHUNTER AS COLLATERAL AGENT

                  The powers conferred on HeadHunter hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, HeadHunter shall have no duty as to any Collateral, as to ascertaining or taking action with respect to conversions, exchanges, tenders or other matters relative to any Collateral, whether or not HeadHunter has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to any Collateral. HeadHunter shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which HeadHunter accords its own property.



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


5.       EVENTS OF DEFAULT, REMEDIES AND INDEMNITIES

5.1.     EVENTS OF DEFAULT

                  The Events of Default specified in the Note shall also be Events of Default under this Agreement ("EVENTS OF DEFAULT").

5.2.     REMEDIES
                  (a) If any Event of Default shall have occurred and be continuing, and in addition to any rights and remedies HeadHunter may have pursuant to the Note, HeadHunter may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party upon default under the Uniform Commercial Code in effect in Georgia at such time (the "UNIFORM COMMERCIAL CODE") (whether or not the Uniform Commercial Code ,applies to the affected Collateral) and also may require the Employee to, and the Employee hereby agrees that he will at his expense and upon request of HeadHunter forthwith, assemble all or part of the Collateral as directed by HeadHunter and make it available to HeadHunter at a place to be designated by HeadHunter that is reasonably convenient to both parties and without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of HeadHunter's offices or elsewhere, or cash, on credit or for future delivery, and upon such other terms as HeadHunter may deem commercially reasonable. The Employee agrees that, to the extent notice of sale shall be required by Law, at least ten days' notice to the Employee of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. HeadHunter shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. HeadHunter may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

                  (b) All cash proceeds received by HeadHunter in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in HeadHunter's discretion, be held by HeadHunter as collateral for, and/or then or at any time thereafter applied in whole or in part by HeadHunter for the benefit of HeadHunter against, all or any part of the Secured Obligations in such order as HeadHunter shall elect. Any surplus of such cash or cash proceeds held by HeadHunter and remaining after payment in full of all the Secured Obligations shall be paid over to the Employee or to whomsoever may be lawfully entitled to receive such surplus.

5.3.     INDEMNITY AND EXPENSES OF HEADHUNTER

                  The Employee agrees to indemnify and hold harmless HeadHunter, any other holder of the Note and each of their affiliated companies, officers, directors, employees, and agents (each, an "INDEMNIFIED PARTY") from and against any and all claims, damages, losses, liabilities and expenses (including, without limitation, reasonable



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


fees and expenses of counsel) that are incurred by any Indemnified Party, in each case arising out of or in connection with or by reason of (including, without limitation, in connection with any investigation, litigation or proceeding or preparation of a defense in connection therewith) the Note, this Agreement, or any of the transactions contemplated herein, except to the extent such claim, damage, loss, liability or expense is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party's default in the performance of its obligations under this Agreement or the Note. In the case of an investigation, litigation or other proceeding to which this indemnity applies, such indemnity shall be effective whether or not such investigation, litigation or proceeding is brought by the Employee or an Indemnified Party and whether or not the transactions contemplated hereby are consummated. The Employee agrees not to assert any claim against any Indemnified Party, on any theory of liability, for special, indirect, consequential or punitive damages arising out of or otherwise relating to the Note, this Agreement, or any of the transactions contemplated herein.

6.       GENERAL

6.1.     CONTINUING SECURITY INTEREST

                  Subject to Section 6.2 hereof, this Agreement shall create a continuing security interest in the Collateral and shall remain in full force and effect until the payment in full in cash of the Secured Obligations, shall be binding upon the Employee and his successors and permitted assigns, and shall inure, together with the rights and remedies of HeadHunter hereunder, to the benefit of HeadHunter and its successors, transferees and assigns. Without limiting the generality of the foregoing, HeadHunter may, upon written notice to the Employee, assign or otherwise transfer all or any portion of its rights and obligations under the Note to any other person or entity, and such other person or entity shall thereupon become vested with all the benefits in respect thereof granted to HeadHunter herein or otherwise.

6.2.     TERMINATION

                  Upon payment in full of the outstanding principal amount of the Note and any fees or expenses payable with respect thereto, the pledge, assignment and security interest granted hereby shall terminate and all rights to the Collateral shall revert to the Employee. HeadHunter shall deliver to the Employee the certificates representing the Shares and all other Collateral and will execute and deliver to the Employee such documents as the Employee shall reasonably request to evidence such release.

6.3.     EXPENSES

                  Each of the parties hereto shall bear and pay all direct costs and expenses incurred by it or on its behalf in connection with the transactions contemplated hereunder, including filing, registration and application fees, printing fees, and fees and expenses of its own financial or other consultants, investment bankers, accountants, and counsel.



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


6.4.     ENTIRE AGREEMENT

                  Except as otherwise expressly provided herein, this Agreement and the Note constitute the entire agreement among the parties hereto with respect to the transactions contemplated hereunder and supersedes all prior arrangements or understandings with respect thereto, written or oral. Nothing in this Agreement, expressed or implied, is intended to confer upon any person or entity, other than the parties hereto or their respective successors, any nights, remedies, obligations, or liabilities under or by reason of this Agreement.

6.5.     AMENDMENTS

                  This Agreement may be amended, in whole or in part, by the written consent of the parties hereto.

6.6.     WAIVERS

                  The failure of any Party at any time or times to require performance of any provision hereof shall in no manner affect the night of such Party at a later time to enforce the same or any other provision of this Agreement. No waiver of any condition or of the breach of any term contained in this Agreement in one or more instances shall be deemed to be or construed as a further or continuing waiver of such condition or breach or a waiver of any other condition or of the breach of any other term of this Agreement.

6.7.     ASSIGNMENT

                  Except as expressly contemplated hereby, neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any party hereto (whether by operation of Law or otherwise),without the prior written consent of the other parties hereto, except that HeadHunter may assign this Agreement and the Note to any person or entity controlled by, controlling, or under common control with HeadHunter upon written notice of such assignment to the Employee. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of, and be enforceable by such parties and their respective successors and assigns.

6.8.     NOTICES

                  All notices or other communications which are required or permitted hereunder shall be in writing and sufficient if delivered by hand, by facsimile transmission, by registered or certified mail, postage pre-paid, or by courier or overnight carrier, to the persons at the addresses set forth below (or at such other address as may be provided hereunder), and shall be deemed to have been delivered as of the date so delivered:



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


         HeadHunter:
                  HeadHunter.NET, Inc.
                  6410 Atlantic Boulevard, Suite 160
                  Norcross, Georgia 30071
                  Attention:   Ken Dopher
                               Chief Financial Officer

         The Employee:

                  _____________________________________
                  _____________________________________
                  _____________________________________
                  _____________________________________


6.9.     GOVERNING LAW; DISPUTES

                  This Agreement shall be governed by and construed in accordance with the Laws of the State of Georgia, without regard to any applicable conflicts of Laws.

6.10.    COUNTERPARTS; FACSIMILES

                  This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument. The execution and delivery of this Agreement by any party by facsimile shall constitute effective execution and delivery thereof.

6.11.    CAPTIONS; ARTICLES AND SECTIONS

                  The captions contained in this Agreement are for reference purposes only and are not part of this Agreement. Unless otherwise indicated, all references to particular Articles or Sections shall mean and refer to the referenced Articles and Sections of this Agreement.

6.12.    SEVERABILITY

                  Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.



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                  IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement or has caused this Agreement to be executed on its behalf by its duly authorized officers as of the day and year first above written.

                                    HEADHUNTER.NET, INC.


                                    --------------------------------------------
                                    By:  Ken Dopher
                                    Its:  Chief Financial Officer

                                    THE EMPLOYEE:


                                    --------------------------------------------
                                                Name of Employee:



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                                    EXHIBIT A

Atlanta, Georgia

                                 PROMISSORY NOTE

U.S.  $                                                                   , 1999
       --------------------                           --------------------

                  FOR VALUE RECEIVED,_____________________________(the
"EMPLOYEE"), an employee of HeadHunter.NET, Inc., HEREBY PROMISES TO PAY to the order of HeadHunter.NET, Inc. or its assigns ("HEADHUNTER"), as set forth below, the principal sum of ___________________ Dollars ($__________) (or so much thereof as shall not have been prepaid).

                  The principal amount of this Note all be payable in biweekly installments of _________________________ Dollars ($____________), which the
Employee hereby authorizes HeadHunter to deduct from the Employee's biweekly compensation from HeadHunter, with any unpaid balance of this Note becoming due and payable in full on December 31, 1999. No interest shall be payable on the principal of this Note. All payments hereunder shall be made in lawful money of the United States of America, without offset, at the principal place of business of HeadHunter or at such other place as HeadHunter shall have designated to the Employee in writing.

                  This Note is issued in connection with the Employee's purchase of ___________ stock from HeadHunter. The obligations of the Employee under this Note shall be secured by the Collateral as provided in the Loan and Security Agreement between HeadHunter and the Employee dated as of the date hereof (the "LOAN AND SECURITY AGREEMENT").

                  The unpaid principal amount of this Note may be prepaid in whole or in part at any time or times without premium or penalty. Each prepayment shall be applied first to the payment of all interest and other amounts accrued hereunder on the date of any such prepayment, and the balance of any such prepayment shall be applied to the principal amount hereof.

                  The occurrence of any one or more of the following shall constitute an event of default ("EVENT OF DEFAULT") hereunder:

                  (1) failure to pay, when due, the principal, any interest, or any other sum payable hereunder (whether upon maturity hereof, upon any installment payment date, upon acceleration or required prepayment, or otherwise);

                  (2) any representation or warranty made by the Employee under or in connection with this Note or the Loan and Security Agreement shall prove to have been incorrect in any material respect when made, or the Employee shall fall to


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


         perform any other term, covenant or agreement contained in this Note or the Loan and Security Agreement on his/her part to be performed or observed if such failure shall remain unremedied for 30 days after the earlier of the date on which (1) the Employee becomes aware of such failure or (ii) written notice thereof shall have been given to the Employee by HeadHunter;

                  (3) the termination, for whatever reason, of the Employee's employment with HeadHunter;

                  (4) the failure of the Employee generally to pay his/her debts as such debts become due, the admission by the Employee in writing of his/her inability to pay his/her debts as such debts become due, or the making by the Employee of any general assignment for the benefit of creditors; and

                  (5) the commencement by or against the Employee of any case, proceeding, or other action seeking reorganization, arrangement, adjustment, or composition of the Employee's debts under any law relating to bankruptcy, insolvency, or relief of debtors.

                  Upon the occurrence of any such Event of Default hereunder, the entire principal amount hereof shall be accelerated, and shall be immediately due and payable, at the option of HeadHunter in the case of clauses 1, 2 and 3 above, without demand or notice, and in addition thereto, and not in substitution therefor, HeadHunter shall be entitled to exercise any one or more of the rights and remedies exercisable by HeadHunter upon an Event of Default under the Loan and Security Agreement or provided by applicable law. Failure to exercise said option or to pursue such other remedies shall not constitute a waiver of such option or such other remedies or of the right to exercise any of the same in the event of any subsequent Event of Default hereunder.

                  HeadHunter may, upon the occurrence of any such Event of Default hereunder, have resort to the Collateral given as security for this Note in any order, and may sell and dispose of such Collateral in whole or in part, at any time or from time to time, with no requirement on the part of HeadHunter to marshal assets. HeadHunter shall not be required to preserve any rights in such Collateral as against prior parties.

                  The Employee promises to pay all costs and expenses (including without limitation attorneys' fees and disbursements) incurred in connection with the collection hereof or in the protection or realization of any collateral now or hereafter given as security for the repayment hereof (including without limitation the Collateral provided under the Loan and Security Agreement), and to perform each and every covenant or agreement to be performed by the Employee under the Loan and Security Agreement and this Note and any other instrument evidencing or securing the obligation represented by this Note.



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


                  Any payment on this Note coming due on a Saturday, a Sunday, or a day which is a legal holiday in the place at which a payment is to be made hereunder shall be made on the next succeeding day which is a business day in such place, and any such extension of the time of payment shall be included in the computation of interest hereunder.

                  To the extent permitted by applicable law, each Obligor (which term shall include the Employee and all makers, sureties, guarantors, endorsers, and other persons assuming obligations pursuant to this Note) under this Note hereby waives presentment, protest, demand, notice of dishonor, and all other notices, and all defenses and pleas on the grounds of any extension or extensions of the time of payments or the due dates of this Note, in whole or in part, before or after maturity, with or without notice. No renewal or extension of this Note, no release or surrender of any collateral given as security for this Note, no release of any Obligor, and no delay in enforcement of this Note or in exercising any right or power hereunder, shall affect the liability of any Obligor. The pleading of any statute of limitations as a defense to any demand against any Obligor is expressly waived.

                  No single or partial exercise by HeadHunter of any night hereunder, under the Loan and Security Agreement, or under any other agreement given as security for this Note or pertaining hereto, shall preclude any other or further exercise thereof or the exercise of any other rights. No delay or omission on the part of HeadHunter in exercising any right hereunder shall operate as a waiver of such right or of any other right under this Note.

                  Whenever used herein, the words "HeadHunter" and "Employee" shall be deemed to include their respective successors and any permitted assigns.

                  This Note shall be governed by, and construed in accordance with, the laws of the State of Georgia (excluding the choice of law provisions thereof).

                                    THE EMPLOYEE:


                                    --------------------------------------------



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                           Schedule to Exhibit 10.19

The following table sets forth the officer who entered into a loan and security agreement substantially similar to Exhibit 10.19 and the amount of the loan to such officer:

Name                               Amount of Loan
----                               --------------
James R. Canfield                  $15,000
Kenneth E. Dopher                  $11,250
Judith G. Hackett                  $15,000
Eric Presley                         7,500